UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 24, 2003

Tularik Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28347	94-3248800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Corporate Drive, South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(650) 825-7000

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release entitled “Tularik Reports 2003 First Quarter Financial Results,” dated April 24, 2003.

Item 9.	Regulation FD Disclosure (Information Provided under Item 12, Disclosure of Results of Operations and Financial Condition)

Pursuant to the Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

On April 24, 2003, the Registrant publicly disseminated a press release announcing certain financial results for the quarter ended March 31, 2003.

The foregoing description is qualified in its entirety by references to the Registrant’s press release dated April 24, 2003, a copy of which is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TULARIK INC. /s/ William J. Rieflin
Date: April 24, 2003	William J. Rieflin Executive Vice President, Administration Acting Chief Financial Officer

Exhibit Index

Number	Description
99.1	Press Release entitled “Tularik Reports 2003 First Quarter Financial Results,” dated April 24, 2003.